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                         Liberty-Stein Roe Advisor Trust

                         LIBERTY INTERMEDIATE BOND FUND
                  STEIN ROE ADVISOR HIGH-YIELD MUNICIPALS FUND
                                 Class K Shares
                                  (the "Funds")

                            SUPPLEMENT TO PROSPECTUS
                             dated November 1, 2000

On November 13, 2000, the Board of Trustees that oversees each of the Funds, decided to liquidate Liberty Intermediate Bond Fund and Stein Roe Advisor High-Yield Municipals Fund as of the close of business on December 20, 2000. The Trustee's decision was based on the determination that each Fund had failed to grow to a sufficient size to be operated on a cost-effective basis. In connection with the liquidation of the Funds, the Board of Trustees has suspended the sale of each Fund's shares. Consequently, purchase orders for Fund shares received after December 1, 2000, (except those purchases that are part of the Automatic Investment Plan, Automated Dollar Cost Averaging program, Automatic Dividend Diversification program, dividend reinvestments and contributions to certain existing retirement plan accounts) will be rejected by the Funds.


                                   November 30, 2000


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